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                                                                EXHIBIT 10(a)(7)

                               AMENDMENT NO. 1 TO

                            UNSECURED PROMISSORY NOTE

         THIS AMENDMENT NO. 1 TO UNSECURED PROMISSORY NOTE (this "Amendment") entered into as of this 30th day of January 2004, by and between International Truck & Engine Corporation, a Delaware corporation ("International"), and Core Molding Technologies, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company previously executed and delivered to International that certain Unsecured Promissory Note dated as of December 29, 2003, in the original principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000.00) (the "Note");

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, International and the Company desire to amend the Note and hereby agree as follows:

         1. Each reference to "Noteholder" in Section 3. MISCELLANEOUS of the Note shall be stricken and replaced with "International" and any reference to "his" in such Section 3 shall be stricken and replaced with "it. "

         2. A new Section 4. PERFORMANCE OF OBLIGATIONS shall be added to the Note and shall read as follows:

         4.       PERFORMANCE OF OBLIGATIONS.

                  The outstanding principal and interest of this Note will be forgiven by International, provided the Company achieves earnings before interest and taxes of $3,981,000.00 for the period January 1, 2004 to December 31, 2004.

         3. The Company hereby ratifies and confirms the Note, as amended hereby, in all respects, and, as amended hereby, the terms thereof shall remain in full force and effect. This Amendment may be attached to and shall form a part of the Note for all purposes. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument

         IN WITNESS WHEREOF, this instrument is executed as of the day and year first above written.

                                        Core Molding Technologies, Inc.

                                        By: /s/ Herman F. Dick Jr.
                                            ----------------------
                                            Herman F. Dick, Jr.
                                            Treasurer and CFO

                                        International Truck & Engine Corp.

                                        By: /s/ T.M. Endsley
                                            -----------------------
                                            Terry Endsley
                                            Vice President and Treasurer